                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                     JUNE 25, 2002
               ----------------------------------------------------------------
                        (Date of earliest event reported)

                       CORPORATE ASSET BACKED CORPORATION
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   DELAWARE                            333-61522               22-3281571
-------------------------------------------------------------------------------
(State of Incorporation)             (Commission            (I.R.S. Employer
                                     File #)                Identification No.)

         445 Broad Hollow Road
         Suite 239
         MELVILLE, NEW YORK                                     10285
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)

        Registrant's Telephone Number, including area code (631) 587-4700
                                                           --------------

ITEM 5.  OTHER EVENTS
         ------------

         On June 21, 2002, Corporate Asset Backed Corporation ("CABCO") transferred $50,000,000 aggregate principal amount of AOL Time Warner Inc. 7.700% Debentures due 2032 (the "Underlying Securities") to CABCO Series 2002-1 (AOL Time Warner Inc.) Trust (the "Trust") established by CABCO, which Trust issued Class A-1 Callable Certificates and Class B-1 Callable Certificates (the "Certificates"), issued pursuant to a Trust Agreement dated as of June 21, 2002 (the "Trust Agreement"), between CABCO and The Bank of New York, as trustee (the "Trustee") and Option Agent. The Class A-1 Certificates were purchased by UBS Warburg LLC ("UBSW") and RBC Dain Rauscher Inc. ("RBC" and together with UBSW, the "Underwriters") from CABCO pursuant to an underwriting agreement, dated June 14, 2002 (the "Underwriting Agreement"), between CABCO, UBSW and RBC.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (a)      Financial Statements - Not Applicable

         (b)      Pro Forma Financial Information - Not Applicable

         (c)      Exhibits

Item 601(a) of
Regulation S-K
EXHIBIT NO.                    DESCRIPTION
--------------                 -----------

         4.1 Trust Agreement, dated as of June 21, 2002, between Corporate Asset Backed Corporation, as Depositor, and The Bank of New York, as Trustee and Option Agent.

         5.1 Opinion of Sidley Austin Brown & Wood LLP dated June 21, 2002 with respect to legality and tax matters.

         10.1 Class A-1 Call Option Agreement, dated as of June 21, 2002, among Corporate Asset Backed Corporation, UBS Warburg LLC and The Bank of New York, as agent on behalf of UBSW and its successors.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CORPORATE ASSET BACKED CORPORATION


                                           /s/  Robert Vascellaro
                                         -----------------------------------
                                         Name:  Robert Vascellaro
                                         Title:    Vice President

June 25, 2002

                                INDEX TO EXHIBITS

    EXHIBIT NO.                                      DESCRIPTION
        4.1 Trust Agreement dated as of June 21, 2002, between Corporate Asset Backed Corporation, as Depositor, and The Bank of New York, as Trustee and Option Agent.

        5.1 Opinion of Sidley Austin Brown & Wood LLP dated June 21, 2002 with respect to legality and tax matters.

        10.1 Class A-1 Call Option Agreement, dated as of June 21, 2002, among Corporate Asset Backed Corporation, UBS Warburg LLC and The Bank of New York, as agent on behalf of UBSW and its successors.